NOTE 17: INCOME TAXES	12 Months Ended
Dec. 31, 2018
Note 17 Income Taxes
INCOME TAXES

a)     Rate reconciliation

Income tax expense differs from the amount that would result by applying the combined Canadian federal and provincial income tax rates to earnings before income taxes. The reconciliation of the combined Canadian federal and provincial statutory income tax rate of 27% (2017 - 26%, 2016 – 26%) to the effective tax rate is as follows:

	Years ended December 31,
	2018	2017	2016
Loss before taxes	$(3,789,918)	$(3,109,921)	$(1,669,736)
Combined Canadian federal and provincial income tax rates	27%	26%	26%
Expected income tax recovery	(1,023,280)	(808,580)	(434,130)
Items that cause an increase (decrease):
Effect of different tax rates in foreign jurisdiction	35,690	(219,015)	(52,060)
Non-deductible expenses	294,780	10,988	32,390
Tax rate changes	152,650	233,990	1,834
Change in prior year estimates	–	165,538	–
Other	1,690	(561)	–
Change in unrecognized deferred income tax assets	538,470	617,640	295,670
Income tax recovery	$–	$–	$78,146

b)    Unrecognized deferred tax assets and liabilities

Deferred taxes are provided as a result of temporary differences that arise due to the differences between the income tax values and the carrying amount of assets and liabilities. Deferred tax assets have not been recognized in respect of the following deductible temporary differences:

	As at December 31,
	2018	2017
Deferred tax assets:
Non-capital losses	7,291,370	$4,357,960
Property and equipment	59,640	7,010
Intangible assets	366,070	225,750
Accrued professional fees	23,000	–
Accrued compensation	34,378	–
Convertible debenture	–	569,010
Share issue costs	179,640	12,000
Capital losses carried forward	5,417	–
Unrealized foreign exchange loss issuance costs	1,880	1,880
Deferred tax assets, net	7,961,384	$5,173,610